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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 12, 2000

                               D.G. JEWELRY, INC.
             (Exact name of registrant as specified in its charter)


ONTARIO, CANADA          001-14600                                    N/A
(State or other          (Commission                         (IRS Employer
jurisdiction of          File Number)                  Identification No.)
incorporation)


                               1001 Petrolia Road
                            TORONTO, ONTARIO M3J 2X7
          (Address of principal executive offices, including zip code)

                                 (416) 665-8844
              (Registrant's telephone number, including area code)





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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits

                  Exhibit 1 - Letter, dated December 20, 2000 from SLF.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 20, 2000

                                            D.G. JEWELRY, INC.


                                            By: /s/ Jack Berkovits
                                               --------------------------------
                                            Name: Jack Berkovits
                                            Title: Chief Executive Officer